UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 27, 2020
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 27, 2020, the board of directors and senior management of Envista Holdings Corporation (“Envista”) decided to implement certain compensation actions in response to the uncertainty surrounding the impact of the current COVID-19 pandemic that affect the compensation of certain executives, including named executive officers, and members of the board of directors. The following changes will go into effect at the beginning of the next regular pay period:

•	Envista's President and CEO, Amir Aghdaei, will take a 15% reduction in his base salary;

•	Envista's other named executive officers will take a 10% reduction in their base salary; and

•	Each member of Envista's board of directors will take a 15% reduction in his or her retainer.

ITEM 7.01 REGULATION FD DISCLOSURE

As a result of the COVID-19 pandemic, Envista is experiencing disruption in its business in most major geographies.  To counteract the business disruption, Envista is immediately taking additional actions to improve its financial position including a program to substantially reduce cost and capital expenditures. Cost reduction initiatives include accelerating and increasing the planned spending reduction program, short-term actions to reduce compensation and benefits expense and elimination of other targeted expenditures.

Additionally, Envista is withdrawing its 2020 guidance due to uncertainty around the business impact of the COVID-19 pandemic. Envista will provide a further business update on its first quarter 2020 earnings call in May.

The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS:

This current report on Form 8-K contains "forward-looking" statements within the meaning of the federal securities laws. These statements represent Envista's current judgment about possible future events. In making these statements Envista is relying on assumptions and analysis based on its experience and perception of historical trends, current conditions and expected future developments as well as other factors it considers appropriate under the circumstances. Envista believes these judgments are reasonable, but these statements are not guarantees of any events or financial results, and actual results may differ materially due to a variety of important factors. A list and description of these factors can be found in Envista's Annual Report on Form 10-K and its subsequent filings with the SEC. Envista cautions readers not to place undue reliance on forward-looking statements. These forward-looking statements speak only as of the date of this report and except to the extent required by applicable law, Envista does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: April 2, 2020	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer